UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 3, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     At a special meeting of shareholders of Snyder’s of Hanover, Inc. (“Snyder’s”) held on December 3, 2010, the shareholders of Snyder’s approved the adoption of the Agreement and Plan of Merger, dated as of July 21, 2010 and amended as of September 30, 2010 (the “Merger Agreement”), by and among Snyder’s, Lance, Inc. (“Lance”) and Lima Merger Corp., a wholly-owned subsidiary of Lance. A copy of the press release, dated December 3, 2010, announcing the approval of the merger by Snyder’s shareholders is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     As previously reported, Lance stockholders approved the proposals necessary to complete the merger at a special meeting of Lance stockholders on December 2, 2010. Completion of the merger is expected to occur on December 6, 2010, contingent upon the satisfaction of certain customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated December 3, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: December 3, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 3, 2010	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated December 3, 2010.